                                                                      EXHIBIT 24




                              POWER OF ATTORNEY


         I hereby constitute and appoint Ronald W. Allen, Harry C. Alger and Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1995, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1995.




                                                   /s/ Edwin L. Artzt
                                                   ----------------------------
                                                   Edwin L. Artzt
                                                   Director
                                                   Delta Air Lines, Inc.

                              POWER OF ATTORNEY


         I hereby constitute and appoint Ronald W. Allen, Harry C. Alger and Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1995, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1995.




                                                   /s/ Henry A. Biedenharn, III
                                                   ----------------------------
                                                   Henry A. Biedenharn, III
                                                   Director
                                                   Delta Air Lines, Inc.

                              POWER OF ATTORNEY


         I hereby constitute and appoint Ronald W. Allen, Harry C. Alger and Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1995, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1995.




                                                   /s/ James L. Broadhead
                                                   ----------------------------
                                                   James L. Broadhead
                                                   Director
                                                   Delta Air Lines, Inc.

                              POWER OF ATTORNEY


         I hereby constitute and appoint Ronald W. Allen, Harry C. Alger and Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1995, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1995.




                                                   /s/ Edward H. Budd
                                                   ----------------------------
                                                   Edward H. Budd
                                                   Director
                                                   Delta Air Lines, Inc.

                              POWER OF ATTORNEY


         I hereby constitute and appoint Ronald W. Allen, Harry C. Alger and Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1995, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1995.




                                                   /s/ George D. Busbee
                                                   ----------------------------
                                                   George D. Busbee
                                                   Director
                                                   Delta Air Lines, Inc.

                              POWER OF ATTORNEY


         I hereby constitute and appoint Ronald W. Allen, Harry C. Alger and Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1995, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1995.




                                                   /s/ R. Eugene Cartledge
                                                   ----------------------------
                                                   R. Eugene Cartledge
                                                   Director
                                                   Delta Air Lines, Inc.

                              POWER OF ATTORNEY


         I hereby constitute and appoint Ronald W. Allen, Harry C. Alger and Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1995, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1995.




                                                   /s/ Mary Johnston Evans
                                                   ----------------------------
                                                   Mary Johnston Evans
                                                   Director
                                                   Delta Air Lines, Inc.

                              POWER OF ATTORNEY


         I hereby constitute and appoint Ronald W. Allen, Harry C. Alger and Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1995, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1995.




                                                   /s/ Gerald Grinstein
                                                   ----------------------------
                                                   Gerald Grinstein
                                                   Director
                                                   Delta Air Lines, Inc.

                              POWER OF ATTORNEY


         I hereby constitute and appoint Ronald W. Allen, Harry C. Alger and Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1995, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1995.




                                                   /s/ Jesse Hill, Jr.
                                                   ----------------------------
                                                   Jesse Hill, Jr.
                                                   Director
                                                   Delta Air Lines, Inc.

                              POWER OF ATTORNEY


         I hereby constitute and appoint Ronald W. Allen, Harry C. Alger and Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1995, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of September, 1995.




                                                   /s/ Peter D. Sutherland
                                                   ----------------------------
                                                   Peter D. Sutherland
                                                   Director
                                                   Delta Air Lines, Inc.

                              POWER OF ATTORNEY


         I hereby constitute and appoint Ronald W. Allen, Harry C. Alger and Thomas J. Roeck, Jr., and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1995, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1995.




                                                   /s/ Andrew J. Young
                                                   ----------------------------
                                                   Andrew J. Young
                                                   Director
                                                   Delta Air Lines, Inc.